OFFERING STATEMENT
                                      FOR
                            SERIES C PREFERRED STOCK


                  ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.
                            A California Corporation

                      10675 Sorrento Valley Road, Suite 200
                               San Diego, CA 92121

                                  June 27, 2002



THE OFFERING IS LIMITED TO ACCREDITED INVESTORS.

THE SECURITIES OFFERED HEREBY HAVE NEITHER BEEN REGISTERED WITH NOR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS ANY COMMISSION OR AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS OFFERING STATEMENT AND OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED, QUALIFIED OR FILED UNDER APPLICABLE SECURITIES LAWS OF ANY STATE.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED, QUALIFIED OR FILED UNDER APPLICABLE SECURITIES LAWS OF ANY STATE. THIS OFFERING IS MADE IN RELIANCE UPON THE EXEMPTION SET FORTH IN SECTION 4(2) OF THE ACT AND/OR UPON THE EXEMPTION SET FORTH IN RULE 506 OF REGULATION D PROMULGATED UNDER THE ACT, AND UPON CERTAIN EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS.

WE URGE YOU TO READ THIS DOCUMENT IN ITS ENTIRETY, INCLUDING THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE. IN PARTICULAR, WE DIRECT YOUR ATTENTION TO THE SECTION TITLED "RISK FACTORS" CONTAINED IN OUR FORM 10-KSB FILED WITH THE SEC ON MAY 15, 2002.

The following discussion is intended to describe the terms under which shares of Series C Preferred Stock will be offered to certain existing stockholders of Advanced Remote Communication Solutions, Inc., the principal executive office of which is located at 10675 Sorrento Valley Road, San Diego, California 92121;
(858) 450-7600. (the "Company").



                                SUMMARY OF TERMS

QUESTIONS AND ANSWERS

WHAT SECURITIES ARE BEING EXCHANGED AND OFFERED IN THE EXCHANGE OFFERING, AND WHAT IS THE FORM OF PAYMENT?

The Company is offering to exchange all of the outstanding shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock. In exchange for each share of Series B Preferred Stock tendered, the Company will issue the number of shares of Series C-3 Preferred Stock equal to the quotient of (a) 75% of the accumulated balance for such share of Series B Preferred Stock as of May 31, 2002 divided by (b) the Original Issue Price for the Series C-3 Preferred Stock, which is $3,000. The Company is also offering to sell for cash an aggregate maximum of 412.69 shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock to holders who tender all of their shares of Series B Preferred Stock in the exchange offer.

HOW LONG DO I HAVE TO DECIDE WHETHER TO EXCHANGE MY SHARES AND CAN THE COMPANY EXTEND THE EXCHANGE OFFER PAST THE INITIAL EXPIRATION DATE?

The Company's offer to exchange your shares expires at 5:00 p.m., Eastern time, on July 26, 2002 (the "Expiration Date").

The Company can extend the Exchange Offer in its sole discretion. If the Company chooses to do so, you will be able to tender your shares until 5:00 p.m., Eastern time on the day selected as the new expiration date.

HOW DO I EXCHANGE MY SHARES?

To exchange your shares, you must deliver your share certificates, together with a completed Exchange and Subscription Agreement, to the Company on or before the Expiration Date.

HOW LONG DO I HAVE TO WITHDRAW MY PREVIOUSLY TENDERED SHARES?

You can withdraw your tendered shares at any time on or before the Expiration Date. After the Exchange Offer expires, the tender is irrevocable unless we have not accepted your shares for exchange within 40 days of the Expiration Date. In that case, you may withdraw your tendered shares until we accept them for exchange.

HOW DO I WITHDRAW PREVIOUSLY TENDERED SHARES?

For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Company at 10675 Sorrento Valley Road, #200, San Diego, CA 92121, Attention: Chief Executive Officer. Any such notice of withdrawal must specify the name of the person who tendered the shares of Series B Preferred Stock to be withdrawn and the number of shares of Series B Preferred stock to be withdrawn.

WHO CAN I TALK TO IF I HAVE QUESTIONS ABOUT THE EXCHANGE OFFER?

You can contact Brandon Nixon, the Chairman of the Board, President and Chief Executive Officer of the Company, if you have any questions regarding the tender offer. Mr. Nixon may be reached at 858-450-7600.

SUMMARY TERM SHEET

         The Company recently raised $4,000,000 through the offering and sale of Series C-1 Preferred Stock and Series C-2 Preferred Stock (the "Financing") to Housatonic Micro Fund SBIC, L.P., a Delaware Limited Partnership ("Housatonic") and Lexington Funding LLC, a California limited liability company ("Lexington") pursuant to a Stock Purchase Agreement among the Company, Housatonic and Lexington, a copy of which is attached hereto as Exhibit A and incorporated herein by reference. Pursuant to the Stock Purchase Agreement, the Company agreed (a) to offer to all holders of Series B Preferred Stock of the Company who are accredited investors, as defined in Rule 501(a) of Regulation D promulgated under the Act ("Accredited Investors"), the opportunity to exchange the shares of Series B Preferred Stock then held by such holder for the number of shares of the Company's Series C-3 Preferred Stock set forth below on the terms and conditions of the Exchange Offer (as defined in the Stock Purchase Agreement) and (b) to offer to the holders of Series B Preferred Stock (excluding Lexington) who exchange all of their shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock the opportunity to purchase (the "Purchase Offer" and collectively with the Exchange Offer, the "Offering") the number of shares of the Company's Series C-1 Preferred Stock and shares of Series C-2 Preferred Stock set forth below on the terms and conditions contained in the Stock Purchase Agreement. In this regard, please note that if you elect to subscribe to shares of Series C-1 Preferred Stock and C-2 Preferred Stock, you must invest substantially equal dollar amounts in each series.


                                                        The Offering

---------------------- -------------- ------------------ ------------------- ------------------------------------------

                                                         The Exchange Offer             The Purchase Offer

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
                         Shares of       Accumulated      Shares of Series    Shares of Series      Shares of Series
                         Series B        Balance for       C-3 Preferred        C-1 Preferred     C-2 Preferred Stock
                         Preferred    shares of Series    Stock for which    Stock which may be       which may be
                           Stock         B Preferred          Series B         purchased (and        purchased (and
                        Originally     Stock as of May    Preferred Stock    aggregate purchase    aggregate purchase
                         Purchased        31, 2002        may be exchanged      price) if all        price) if all
                                                                             Series B Preferred    Series B Preferred
                                                                             Stock is exchanged    Stock is exchanged


---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Lexington  Commercial     300.00        $3,996,085.86          999.02          1,667 (already        1,000 (already
Holdings                                                                     purchased pursuant    purchased pursuant
                                                                              to the Financing)    to the Financing)

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Stanley  E.  Foster &      15.00        $ 181,439.07            45.36         75.69 for $22,707    45.40 for $22,700
Pauline M.  Foster as
Trustees UTD 7-31-81

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Mr. Philip L. Elkus         5.00        $  60,479.69            15.12         25.23 for $7,569      15.13 for $7,565

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Stanley  & Maxine  N.       5.00         $ 59,977.78            14.99         25.02 for $7,506      15.01 for $7,505
Firestone Trust

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Ian   M.    Firestone       2.50         $ 29,988.89             7.50         12.51 for $3,753       7.51 for $3,755
Gallo Trust

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Drew   A.   Firestone       2.50         $ 29,988.89             7.50         12.51 for $3,753       7.51 for $3,755
Gallo Trust

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Rod C. Firestone            2.50         $ 29,988.89             7.50         12.51 for $3,753       7.51 for $3,755

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Clay   G.   Firestone       1.25         $ 14,994.45             3.75          6.26 for $1,878       3.75 for $1,875
Gallo Trust

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Hillcrest Urological        2.50        $  30,239.84             7.56         12.61 for $3,783       7.57 for $3,785
Medical Group
Pension Benefit Plan
E/M Kessler
-
---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Mr.  and  Mrs.  Henry       2.50        $  30,239.84             7.56         12.61 for $3,783       7.57 for $3,785
Oseran
-
---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Mr. Charles Cono           10.00        $ 120,959.38            30.24         50.46 for $15,138    30.27 for $15,135

---------------------- -------------- ------------------ ------------------- -------------------- ---------------------
Robert L. Shapiro,          2.50        $  30,059.47             7.52         12.54 for $3,762       7.52 for $3,760
Trustee Dardick
Trust B DTD 9/7/92
---------------------- -------------- ------------------ ------------------- -------------------- ---------------------

         This Offering Statement for Series C Preferred Stock (the "Offering Statement") is being distributed by the Company for the purposes of the Offering, as described below and in the Stock Purchase Agreement. The Board of Directors of the Company (the "Board") has approved the foregoing matters, and no other approvals or consents on behalf of the Company are required to consummate the transactions described herein.

         All holders of Series B Preferred Stock who wish to participate in the Exchange Offer and the Purchase Offer are advised that prior to the closing of the Exchange Offer and the Purchase Offer, they will be required to become parties to the Stock Purchase Agreement for purposes of certain obligations created and representations and warranties made thereunder by executing and delivering the Exchange and Subscription Agreement (the "Subscription Agreement"), a copy of which is attached hereto as Exhibit B and incorporated herein by reference.

         The following discussion summarizes certain documents described in the Stock Purchase Agreement and is qualified in its entirety by reference to the actual documents described, some of which are attached as Exhibits to this Offering Statement and incorporated herein by reference. In addition, the Company's Current Report on Form 8-K filed with the SEC on June 17, 2002, the Company's Annual Report on Form 10-KSB filed with the SEC on May 15, 2002 and the Company's Quarterly Report on Form 10-QSB filed with the SEC on June 18, 2002 are incorporated herein by reference.

                           RECOMMENDATION OF THE BOARD

         On May 28, 2002, the Board determined that it was in the best interests of the Company and its shareholders to approve the transactions described in the Stock Purchase Agreement (the "Transactions") in order to provide the Company with readily available funds with which to continue its operations.

         The Board makes no recommendation concerning whether to acquire any shares of any class of Series C Preferred Stock. The Board recommends only that each holder of Series B Preferred Stock consider his own personal circumstances in reviewing the terms of the Offering with his own investment, tax, legal and other advisors prior to making any investment decision regarding any shares of any class of Series C Preferred Stock.

                                THE TRANSACTIONS

General Description

In connection with the Financing, the Company (a) executed and delivered the Stock Purchase Agreement pursuant to which it (i) sold 5,000 shares of Series C-1 Preferred Stock to Housatonic, constituting 75% of the issued and outstanding shares of Series C-1 Preferred Stock, at $300.00 per share, (ii) sold 1,667 shares of Series C-1 Preferred Stock to Lexington, constituting 25% of the issued and outstanding shares of Series C-1 Preferred Stock, at $300.00 per share, (iii) sold 3,000 shares of Series C-2 Preferred Stock to Housatonic, constituting 75% of the issued and outstanding shares of Series C-2 Preferred Stock, at $500.00 per share, (iv) sold 1,000 shares of Series C-2 Preferred Stock to Lexington, constituting 25% of the issued and outstanding shares of Series C-2 Preferred Stock, at $500.00 per share, (v) granted certain registration rights, (vi) granted certain rights of first refusal and (vii) granted Housatonic the exclusive right during the period from August 2, 2002 through June 1, 2003 to purchase the assets of the Company's Boatracs division at a purchase price equal to the twelve month trailing net income less (A) the sum of any agreed upon additional payments to Qualcomm Incorporated in connection with the Company's agreement with Qualcomm Incorporated as to, among other things, the minimum number of "units" required to be purchased by the Company to retain the Company's exclusive agreement with Qualcomm Incorporated (that has not already been taken into account in the computation of net income) not to exceed $250,000 and interest income; plus (B) the sum of income tax provision, interest expense, amortization expense and depreciation expense as set forth in the Company's statement of operations and statement of cash flows attributable to the Boatracs division, multiplied by 5, subject to the right of those who become holders of Series C-3 Preferred Stock pursuant to the Exchange Offer to participate in such purchase of the Boatracs division; (b) filed a Certificate of Determination setting forth the rights, preferences and privileges of the Series C-1 Preferred Stock, the Series C-2 Preferred Stock and the Series C-3 Preferred Stock with the California Secretary of State, a copy of which is attached hereto as Exhibit C (the "Series C Certificate of Determination") and incorporated herein by reference; (c) agreed to make the Offering; and (d) concurrently with the closing of Financing, converted an outstanding loan in the aggregate principal amount of $500,000 from Lexington to Series C-1 Preferred Stock and Series C-2 Preferred Stock.

            The Company does not believe the federal income tax consequences or accounting consequences of the Exchange Offer to be material. Notwithstanding the foregoing, the Company recommends that each holder of Series B Preferred Stock consider his own personal circumstances in reviewing the terms of the Offering with his own investment, tax, legal and other advisors prior to making any investment decision regarding any shares of any class of Series C Preferred Stock.

Sale of Series C-1 Preferred Stock and Series C-2 Preferred Stock to Housatonic and Lexington

         Pursuant to the Stock Purchase Agreement, (a) Housatonic purchased 5,000 shares of Series C-1 Preferred Stock, at $300.00 per share, and 3,000 shares of Series C-2 Preferred Stock, at $500.00 per share, for an aggregate purchase price of $3,000,000 paid for in readily available funds and (b) Lexington purchased 1,667 shares of Series C-1 Preferred Stock, at $300.00 per share, and 1,000 shares of Series C-2 Preferred Stock, at $500.00 per share, for an aggregate purchase price of $1,000,000 paid for through cancellation/conversion of $500,000 of indebtedness issued by the Company in favor of Lexington and the remainder paid for in readily available funds.

                              THE OFFERING

Summary of the Offering

         The Company is making (1) the Exchange Offer to each holder of its Series B Preferred Stock as of May 31, 2002 (each a "Series B Holder"), who is an Accredited Investor, under the terms described herein, and (2) the Purchase Offer to each Series B Holder, other than Lexington, who is an Accredited Investor, under the terms described herein.

Exchange Offer

         Each Series B Holder, of which there were 351.25 shares issued and outstanding as of May 31, 2002 and June 27, 2002 and for which there is no established trading market, may elect to exchange its shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock pursuant to the terms of the Exchange Offer until 5:00 pm Eastern time on Thursday July 26, 2002 (the "Expiration Date") by timely completing and executing the Subscription Agreement, specifying the number of shares it wishes to exchange and delivering the Subscription Agreement, together with the shares of Series B Preferred Stock being exchanged, duly executed for cancellation. The Exchange Offer is scheduled to expire on the Expiration Date. The Company can extend, from time to time, the Exchange Offer past the Expiration Date in its sole discretion. The Company is seeking to acquire all of the outstanding shares of Series B Preferred Stock pursuant to the Exchange Offer.

         The following table summarizes the rights, preferences and privileges of the Series B Preferred Stock and the Series C-3 Preferred Stock, each as more particularly described in the Series C Certificate of Determination and the Certificate of Determination for Series B Preferred Stock filed with the Secretary of State of the State of California on May 25, 2000, a copy of which is attached hereto as Exhibit D and incorporated herein by reference. The Series B Holders should review each applicable Certificate of Determination carefully before making any decision concerning the exchange of Series B Preferred Stock for Series C-3 Preferred Stock.

o   Securities:                  Series B Preferred Stock
                                 Series C-3 Preferred Stock

o   Original Issue Price:        $10,000 per share of Series B Preferred Stock
                                 $3,000 per share of Series C-3 Preferred Stock

o   Dividends:                   The Series B Holders are entitled to receive
                                 cumulative cash dividends
                                 that accrue on a daily basis on the liquidation price of each share of
                                 Series B Preferred Stock at the rate per annum of $1,000 per share, payable semi-annually.
                                 The dividends are adjusted for stock splits, stock dividends, recapitalizations, reclassifications, reorganizations and similar events which affect the number of outstanding shares of the
                                 Series B Preferred Stock.

                                 The holders of Series C-3 Preferred
                                 Stock  are   entitled   to  receive
                                 cumulative dividends at the rate of
                                 $300 per annum on each  outstanding
                                 share  of  Series   C-3   Preferred
                                 Stock,  payable  semi-annually,  at
                                 the  option  of  the  Company,   in
                                 either Series C-3  Preferred  Stock
                                 or cash. The dividends are adjusted
                                 for stock splits,  stock dividends,
                                 recapitalizations,
                                 reclassifications,  reorganizations
                                 and similar events which affect the
                                 number of outstanding shares of the
                                 Series C-3 Preferred Stock.

o   Liquidation:                 The Series B Preferred Stock is preferred over
                                 Common Stock to the extent of $10,000 per share
                                 (subject to appropriate adjustment), plus all dividends accrued on such share of Series B
                                 Preferred Stock not yet
                                 paid (including those which have been added to and remain part of the liquidation price), whether or not such unpaid dividends have been earned or declared or there are any unrestricted funds of the Corporation legally available for the payment of dividends. With respect to the payment of all preferential amounts required to be paid to the Series B Holders upon liquidation, the Series B
                                 Preferred Stock ranks pari passu with the Series A Preferred Stock.

                                 The holders of Series C-3 Preferred
                                 Stock are  entitled  to  receive in
                                 preference to the holders of Common
                                 Stock, Series A Preferred Stock and
                                 Series B  Preferred  Stock and pari
                                 passu with the Series C-1 Preferred
                                 Stock  and  Series  C-2   Preferred
                                 Stock a per share  amount  equal to
                                 $3,000   (subject  to   appropriate
                                 adjustment),   plus   any   accrued
                                 (accrued  through  the later of the
                                 date of  liquidation  and the  date
                                 that is three years  following  the
                                 original issue date so as to give a
                                 minimum  of  3  years  of  dividend
                                 payments  in   connection   with  a
                                 liquidation)  but unpaid  dividends
                                 thereon.     Notwithstanding    the
                                 foregoing,  if a liquidation occurs
                                 on or prior to August 1, 2002,  the
                                 holders of the Series C-3 Preferred
                                 Stock  then  outstanding  shall  be
                                 entitled to receive the liquidation
                                 preference   pari  passu  with  the
                                 Series  C-1  Preferred   Stock  and
                                 Series C-2 Preferred  Stock and 75%
                                 of  payments  which the  holders of
                                 the  Series B  Preferred  Stock are
                                 entitled   to  receive   upon  such
                                 event.

o Voting: Both the Series B Preferred Stock and the Series C-3 Preferred Stock vote on an "as converted" basis.

o Conversion: The Series B Preferred Stock is convertible into Common Stock at a 3,333.33:1 ratio, subject to certain adjustment mechanisms.

                                 The Series C-3  Preferred  Stock is
                                 convertible  into Common Stock at a
                                 1,000.00:1   ratio,    subject   to
                                 certain adjustment mechanisms.

o   Redemption:                  The Company may redeem the Series B Preferred
                                 Stock out of funds legally available therefore, in whole, or from time to time in part, in an amount with respect to each share of Series B
                                 Preferred Stock equal to
                                 $10,000 per share (subject to appropriate adjustment) plus an amount equal to all dividends accrued on such share of Series B
                                 Preferred Stock not yet paid (including those which have been added to and remain part of the liquidation price).

                                 The Company may redeem all, but not
                                 less than all,  of the  outstanding
                                 Series C-3 Preferred  Stock,  in an
                                 amount  with  respect to each share
                                 of Series C-3 Preferred Stock equal
                                 to  $3,000  per share  (subject  to
                                 appropriate   adjustment)  plus  an
                                 amount   equal  to  all   dividends
                                 accrued on such share of Series C-3
                                 Preferred Stock not yet paid.

                                 On or at any  time  after  June  1,
                                 2007,  the  holders  of at  least a
                                 majority  of the  then  outstanding
                                 Series C-3 Preferred Stock,  voting
                                 as a separate  class,  may  require
                                 the  Company,  to the extent it may
                                 lawfully  do  so,  to  redeem  such
                                 class of the Series  C-3  Preferred
                                 Stock. The Company shall redeem all
                                 shares  of  Series  C-3   Preferred
                                 Stock by paying the holders thereof
                                 cash in  exchange  for such  shares
                                 equal to $3,000 per share  (subject
                                 to appropriate  adjustment) plus an
                                 amount   equal  to  all   dividends
                                 accrued on such share of Series C-3
                                 Preferred Stock not yet paid.

         Lexington, an affiliate of the Company, has informed the Company that it intends to exchange all of its shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock pursuant to the Exchange Offer.

         The purpose of the Exchange Offer is to acquire and retire all outstanding shares of the Company's Series B Preferred Stock. All shares of Series B Preferred Stock of the Company acquired in the Exchange Offer will be retired.

         There are no material conditions to the Exchange Offer. The Company will not borrow funds for the purposes of the Exchange Offer. No persons are directly or indirectly employed, retained, or to be compensated to make solicitations or recommendations in connection with the Exchange Offer.

Purchase Offer

         Each Series B Holder, other than Lexington, which has already purchased shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock, who elects to exchange all of its shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock may subscribe for shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock until the Expiration Date by timely completing and executing the accompanying Subscription Agreement, specifying the number of shares subscribed and delivering the Subscription Agreement to the Company, together with the purchase price (the "Purchase Price") for the shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock being subscribed for by check or wire transfer.

         The following table summarizes the rights, preferences and privileges of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock, each as more particularly described in the Series C Certificate of Determination. The Series B Holders should review the Series C Certificate of Determination carefully before making any decision concerning the purchase of shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock.

o  Securities:                  Series C-1 Preferred Stock
                                Series C-2 Preferred Stock

o  Original Issue Price:        $300 per share of Series C-1 Preferred Stock
                                $500 per share of Series C-2 Preferred Stock

o  Dividends:                   The holders of Series C-1 Preferred Stock and
                                Series C-2 Preferred Stock are entitled to receive cumulative dividends at the rate of $30 and $50,respectively, per annum on each outstanding share of Series C-1 Preferred Stock and Series C-2 Preferred Stock, payable semi-annually at the option of the Company, in either Series C-1 Preferred Stock or
                                Series C-2 Preferred Stock, respectively, or cash. The dividends are adjusted for stock splits, stock dividends, recapitalizations, reclassifications, reorganizations and similar events which affect the number of outstanding shares of the Series C-1 Preferred Stock and Series C-2 Preferred Stock.

o  Liquidation:                 The holders of Series C-1 Preferred Stock and
                                Series C-2 Preferred Stock are entitled to receive in preference to the holders of Common
                                Stock, Series A Preferred Stock and Series B
                                Preferred Stock and pari passu
                                with each other and the Series C-3 Preferred
                                Stock a per share amount equal to $300 and $500, respectively (subject to appropriate adjustment), plus any accrued (accrued through the later of the date of liquidation and the date that is three years following the original issue date so as to give a minimum of 3 years of dividend payments in connection with a liquidation) but unpaid dividends thereon.
                                Notwithstanding the foregoing, if a liquidation occurs on or prior to August 1, 2002, the holders of the Series C-1 Preferred Stock and Series C-2 Preferred Stock then outstanding shall be entitled to receive the liquidation preference pari passu with each other and the Series C-3 Preferred Stock and 75% of payments which the holders of the Series B Preferred
                                Stock are entitled to receive upon such event.

o Voting: Both the Series C-1 Preferred Stock and the Series C-2 Preferred Stock vote on an "as converted" basis.

o Conversion: The Series C-1 Preferred Stock and the Series C-2 Preferred Stock are each convertible into Common Stock at a 1,000:1 ratio, subject to certain adjustment mechanisms.

o  Redemption:                  On or after June 1, 2003, the Company may redeem
                                all, but not less than all, of the outstanding
                                Series C-1 Preferred Stock in an amount with respect to each share of Series C-1 Preferred
                                Stock equal to $300 per share (subject to appropriate adjustment) plus an amount equal to all dividends accrued on such share of Series
                                C-1 Preferred Stock not yet paid.

                                On  or  after  June  1,  2004,  the
                                Company  may  redeem  all,  but not
                                less than all,  of the  outstanding
                                Series  C-2  Preferred  Stock in an
                                amount  with  respect to each share
                                of Series C-2 Preferred Stock equal
                                to  $500  per  share   (subject  to
                                appropriate   adjustment)  plus  an
                                amount   equal  to  all   dividends
                                accrued on such share of Series C-2
                                Preferred Stock not yet paid.

                                On or at any  time  after  June  1,
                                2007,  the  holders  of at  least a
                                majority  of the  then  outstanding
                                Series C-1 Preferred Stock,  voting
                                as a separate  class,  may  require
                                the  Company,  to the extent it may
                                lawfully  do  so,  to  redeem  such
                                class of the Series  C-1  Preferred
                                Stock. The Company shall redeem all
                                shares  of  Series  C-1   Preferred
                                Stock by paying the holders thereof
                                cash in  exchange  for such  shares
                                equal to $300 per share (subject to
                                appropriate   adjustment)  plus  an
                                amount   equal  to  all   dividends
                                accrued on such share of Series C-1
                                Preferred Stock not yet paid.

                                On or at any  time  after  June  1,
                                2007,  the  holders  of at  least a
                                majority  of the  then  outstanding
                                Series C-2 Preferred Stock,  voting
                                as a separate  class,  may  require
                                the  Company,  to the extent it may
                                lawfully  do  so,  to  redeem  such
                                class of the Series  C-2  Preferred
                                Stock. The Company shall redeem all
                                shares  of  Series  C-2   Preferred
                                Stock by paying the holders thereof
                                cash in  exchange  for such  shares
                                equal to $500 per share (subject to
                                appropriate   adjustment)  plus  an
                                amount   equal  to  all   dividends
                                accrued on such share of Series C-2
                                Preferred Stock not yet paid.

Closing

         The closing of the Offering shall occur on or before the Expiration Date, unless the closing of the Offering is extended by the Company in its absolute discretion. There is no minimum subscription level and the Company will have access to all subscription amounts immediately upon acceptance.

Means of Subscription

         In order to properly exchange shares of Series B Preferred Stock for shares of Series C-3 Preferred Stock and subscribe to purchase Series C-1 Preferred Stock and Series C-2 Preferred Stock pursuant to the Offering, you must execute the Subscription Agreement and, together with the shares of Series B Preferred Stock being exchanged and the Purchase Price, timely deliver it to the Company, at 10675 Sorrento Valley Road, #200, San Diego, CA 92121,
Attention: Chief Executive Officer.

Withdrawal

         The Series B Holders may withdraw the securities they tender in the Exchange Offer until the Expiration Date. In addition, if the Company has not accepted for exchange shares tendered to the Company within 40 business days after the Expiration Date, the Series B Holders may withdraw their shares at any time thereafter.

         For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Company at 10675 Sorrento Valley Road, #200, San Diego, CA 92121, Attention:
Chief Executive Officer.. Any such notice of withdrawal must specify the name of the person who tendered the shares of Series B Preferred Stock to be withdrawn and the number of shares of Series B Preferred stock to be withdrawn.


Exhibits and Accompanying Materials:

Exhibit A:  Stock Purchase Agreement
Exhibit B:  Exchange and Subscription Agreement
Exhibit C:  Series C Certificate of Determination
Exhibit D:  Series B Certificate of Determination
June 17, 2002 Form 8-K
May 15, 2002 Form 10-KSB
June 18, 2002 Form 10-QSB



                                    EXHIBIT A

                            STOCK PURCHASE AGREEMENT





                                    EXHIBIT B

                       EXCHANGE AND SUBSCRIPTION AGREEMENT




                                    EXHIBIT C

                      SERIES C CERTIFICATE OF DETERMINATION





                                    EXHIBIT D

                      SERIES B CERTIFICATE OF DETERMINATION